Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
11.	Income Taxes

Due to our historical net loss position, and as we have recorded a full valuation allowance against net deferred tax assets, there is no provision or benefit for income taxes recorded for the years ended December 31, 2012 and 2011.

The income tax benefit is different from that which would be obtained by applying the statutory Federal income tax rate of 34% to income before income tax expense. The items causing this difference for the years ended December 31, 2012 and 2011 are as follows:

	December 31,
	2012	2011
Income tax benefit at federal statutory rate	$(5,289,000)	$(4,508,000)
R & D credit	279,000	(155,000)
Stock options	205,000	386,000
Acquisition costs	—	374,000
Contingent asset/liability	—	(496,000)
Net operating loss adjustment	14,433,000	—
Other	(20,000)	3,000
Change in federal valuation allowance	(9,608,000)	4,396,000

Total	$—	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred tax assets and liabilities at December 31, 2012 and 2011 are as follows:

	December 31,
	2012	2011
Deferred tax assets:
Accrued expenses	$118,722	$96,979
Stock options expense under ASC 718	1,362,557	1,021,202
Net operating loss carry forwards	6,098,125	17,787,621
Income tax credit carry forwards	137,123	445,296
Property and equipment	141,755	8,959
Intangibles	2,288,961	2,212,680
Other	20,110	10,490

Total deferred tax assets	10,167,353	21,583,227
Less: valuation allowance	(10,167,353)	(21,583,227)

Total deferred tax assets, net of valuation allowance	$—	$—

Deferred tax liabilities:
Acquired intangibles	(2,608,755)	(2,608,755)

Total deferred tax assets/liabilities, net of valuation allowance	$(2,608,755)	$(2,608,755)

We have established a full valuation allowance against our net deferred tax assets due to uncertainty surrounding the realization of such assets. Management has determined it is more likely than not that the deferred tax assets are not realizable due to our historical loss position.

As a result of our acquisition of SynthRx during 2011, we recorded a deferred tax liability. This deferred tax liability reflects the tax impact of the difference between the book basis and tax basis of acquired IPR&D that has not yet reached feasibility. Such deferred tax liability cannot be used to offset deferred tax assets when analyzing our end of year valuation allowance as the acquired IPR&D is considered to have an indefinite life until we complete or abandon development of MST-188. The deferred tax liability was recorded as an offset to goodwill recorded as part of the acquisition.

Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, or IRC, limit our ability to use net operating loss carry forwards and R&D tax credit carry forwards (“tax attribute carry forwards”) to offset future taxable income if we experience a cumulative change in ownership of more than 50% within a three-year testing period. During the first quarter of 2012, we completed a formal study and determined ownership changes within the meaning of IRC Section 382 had occurred during 2010 and 2011, with the most recent as a result of our November 2011 common stock and warrant financing. As a result of these ownership changes, upon application of limitations prescribed by IRC Section 382, we may be ineligible to utilize any of the tax attribute carry forwards we had accumulated as of November 11, 2011 to offset future taxable income, and we adjusted our tax attribute carry forwards accordingly by $14.4 million. Through further analysis in the future we may determine that a small amount of these tax attribute carry forwards can be utilized. As the tax attribute carry forwards accumulated as of November 11, 2011 were fully offset by a valuation allowance, a corresponding reduction in the Company’s valuation allowance has also been recorded, resulting in no income tax impact.

As of December 31, 2012, we had federal and California net operating loss carry forwards of $15.5 million and $14.4 million, respectively. These tax loss carry forwards begin to expire in 2031 if unused. As of December 31, 2012, we also had federal and California R&D tax credit carry forwards of $21,000 and $176,000, respectively. The federal R&D tax credits will begin to expire in 2031. The California R&D tax credits do not expire. Our federal R&D tax credit carry forward as of December 31, 2012 does not include any federal R&D tax credit available for 2012 because the U.S. Congress did not renew the federal R&D tax credit until January 2, 2013 after it expired on December 31, 2011.

In accordance with authoritative guidance, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. As of December 31, 2012, we continue to have no unrecognized tax benefits. There are no unrecognized tax benefits included on the balance sheet that would, if recognized, impact the effective tax rate. We do not anticipate there will be a significant change in unrecognized tax benefits within the next 12 months.

Our policy is to recognize interest and/or penalties related to income tax matters in income tax expense. Because we have generated net operating losses since inception, no tax liability, penalties or interest has been recognized for balance sheet or income statement purposes as of and for the years ended December 31, 2012 and 2011.

We are subject to income taxation in the U.S. and the state of California. All of our tax years are subject to examination by the tax authorities due to the carry forward of unutilized net operating losses and R&D tax credits.